                                                                   EXHIBIT 10.30

                             ADAYTUM SOFTWARE, INC.
                             1999 STOCK OPTION PLAN
                        AS AMENDED THROUGH JUNE 12, 2000

SECTION 1. PURPOSE OF THE PLAN.

         This Plan shall be known as the "Adaytum Software, Inc. 1999 Stock Option Plan" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Adaytum Software, Inc., a Delaware corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options as provided herein. Options granted under the Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

SECTION 2. STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 11, the maximum number of shares on which options may be exercised under this Plan shall be 4,195,000 shares (the "Shares") of the Company's common stock (the "Common Stock"). The Shares may be either authorized but unissued shares of Common Stock, or issued shares of Common Stock which have been reacquired by the Company. If an option under the Plan expires or for any reason is terminated or expires unexercised with respect to any Shares, such Shares shall again be available for options thereafter granted during the term of the Plan.

SECTION 3. ADMINISTRATION OF PLAN.

         (a) The Plan shall be administered by the Board of Directors of the Company or a committee of three or more directors of the Company. The members of such committee shall be appointed by and serve at the pleasure of the Board of Directors. The group administering the Plan shall be referred to herein as the "Committee."

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, (i) to determine the purchase price of the Shares covered by each option, (ii) to determine the employees to whom and the time or times at which such options shall be granted and the number of Shares to be subject to each option, (iii) to determine the terms of exercise of each option, (iv) to accelerate the time at which all or any part of an option may be exercised, (v) to amend or modify the terms of any option with the consent of the optionee, (vi) to interpret the Plan, (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, (viii) to determine the terms and provisions of each option agreement with respect to options granted under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (ix) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 13 to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination that is set forth in a written document and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The granting of an option pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the employee to whom such right is granted. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         (d) The Committee shall, to the extent necessary or desirable, establish special rules for employees and former employees located in a particular country. Such rules shall be set forth in Appendices to the Plan, which shall be deemed incorporated into the Plan. Such rules may not change the maximum number of Shares on which options may be exercised under the Plan or the eligibility rules set forth in Section 4.

SECTION 4. ELIGIBILITY.

         Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Full and part-time employees of the Company and its subsidiaries, members of the Board of Directors of the Company or one of its subsidiaries who are not also employees thereof, and consultants or independent contractors providing valuable services to the Company or one of its subsidiaries who are not also employees thereof shall be eligible to receive options which do not qualify as Incentive Stock Options. In determining the persons to whom options shall be granted and the number of Shares subject to each option, the Committee may take into account the nature of services rendered by the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations described in Section 424(e) or 424(f) of the Code) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options.

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SECTION 5. PRICE.

         Subject to the provisions of Section 9, the option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Shares at the date of granting of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Shares shall be as reasonably determined by the Committee. If on the date of grant of any option granted under the Plan, the Shares are not publicly traded, the Committee shall make a good faith attempt to satisfy the option price requirement of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

SECTION 6. TERM.

         Each option and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option agreement. The Committee shall be under no duty to provide terms of like duration for options granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of granting of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen
(15) years from the date of granting of such option.

SECTION 7. EXERCISE OF OPTION.

         (a) The Committee shall have full and complete authority to determine whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the option as the Committee may determine.

         (b) The exercise of any option granted hereunder shall only be effective at such time that the sale of Shares pursuant to such exercise will not violate any domestic or foreign securities or other laws.

         (c) An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of Shares subject to such exercise. The full purchase price of such Shares shall be tendered with such notice of exercise. Payment shall be made to the Company either in cash (including check, bank draft or money order), or, at the discretion of the Committee, (i) by delivering certificates for shares of Common Stock already owned by the optionee having a fair market value equal to the full purchase price of the Shares, or (ii) a combination of cash and such shares of Common Stock; provided, however, that an optionee shall not be entitled to tender shares of Common Stock pursuant to successive, substantially simultaneous exercises of options granted under this or any other stock option plan of the Company. The fair market value of such tendered shares of Common Stock shall be determined as provided in Section 5. Until such person has been issued a certificate or certificates for the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such Shares.

SECTION 8. ADDITIONAL RESTRICTIONS.

         The Committee shall have full and complete authority to determine whether all or any part of the Shares acquired upon exercise of any of the options granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options.

SECTION 9. TEN PERCENT SHAREHOLDER RULE.

         Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) shares of common stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (within the meaning of Section 424(e) or 424(f) of the Code), if any, then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of
Section 422(c)(7) of the Code, the option price shall be not less than 110% of the fair market value of the Shares determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

SECTION 10. NON-TRANSFERABILITY.

         No option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution as provided in the option agreement. During the lifetime of an optionee, the option shall be exercisable only by such optionee.

SECTION 11. DILUTION OR OTHER ADJUSTMENTS.

         If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure of the Company, appropriate adjustments in the Plan and outstanding options shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of Shares subject to the Plan and the number of Shares and the price per Share subject to outstanding options, in order to prevent dilution or enlargement of option rights.

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SECTION 12. INCOME TAX WITHHOLDING; TAX BONUSES.

                  (a) WITHHOLDING. In order to comply with all applicable domestic or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of the person receiving the Option (the optionee") under the Plan, are withheld or collected from such optionee. In order to assist the optionee in paying all or a portion of the federal, state or local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such option with a fair market value equal to the amount of such taxes, or (ii) delivering to the Company shares of Common Stock other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such option with a fair market value equal to the amount of such taxes. The fair market value of shares of Common Stock shall be determined in accordance with Section 5. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

                  (b) TAX BONUSES. The Committee, in its discretion, shall have the authority, at the time of grant of any option under this Plan or at any time thereafter, to approve cash bonuses to designated optionee to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) the option in order to provide funds to pay all or a portion of federal, state or local taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 13.  AMENDMENT AND TERMINATION; ADJUSTMENTS.

                  (a) AMENDMENTS TO THE PLAN. The Company's Board of Directors may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that notwithstanding any other provision of the Plan or any option agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval (i) would violate the rules or regulations of any securities exchange that are applicable to the Company; or (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

                  (b) AMENDMENTS TO OPTIONS. The Committee may waive any conditions of or rights of the Company under any outstanding option, prospectively or retroactively. Except as otherwise provided herein or in the option agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding option, prospectively or retroactively, if such action would adversely affect the rights of the holder of such option, without the consent of the option holder or beneficiary thereof.

                  (c)   CORRECTION OF DEFECTS, OMISSIONS AND
INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 14. TIME OF GRANTING.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the stockholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option agreement), shall constitute the granting of an option hereunder.

SECTION 15. NO GUARANTY OF CONTINUED SERVICE OR FUTURE BENEFITS.

         (a) Nothing in the Plan or in any agreement hereunder shall confer on any employee, director, consultant or independent contractor any right to continue in the employ or service of the Company or any of its subsidiaries or affect in any way the right of the Company or any of its subsidiaries to terminate any such person's employment or other services at any time.

         (b) Options shall be granted under the Plan in the sole discretion of the Board of Directors or the Committee and will not form part of the recipient's salary or entitle the recipient to similar option grants in the future.

SECTION 16. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan shall be effective as of March 3, 1999, subject to approval by the shareholders of the Company within twelve (12) months thereafter.

         (b)   Unless the Plan shall have been discontinued as provided in
Section 13 above, the Plan shall terminate on December 31, 2008. No option may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted.

                             ADAYTUM SOFTWARE, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                                    (U.S.A.)

         THIS OPTION AGREEMENT is made and entered into this ____ day of ______, 2000, between ADAYTUM SOFTWARE, INC., a Delaware corporation (the "Company"), ___________________, an individual residing in the State of______________,
U.S.A. ("Employee").

         WHEREAS, the Company has adopted the Adaytum Software, Inc. 1999 Stock Option Plan (the "Plan") which permits issuance of stock options for the purchase of ____________ (________) shares of the common stock of the Company, and the Company has taken all necessary actions to grant the following option to Employee pursuant and subject to the terms of the Plan.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of ________________ (________) shares of the Company's common stock at the option price of $_______ per share (the "Option Price"), on the terms and conditions set forth in this Agreement and in the Plan. It is understood and agreed that the option price is the per share fair market value of such shares on the date of this agreement. The Company intends that the Option shall be an Incentive Stock Option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       VESTING OF OPTION RIGHTS.

         (a) Except as otherwise provided in Section 3, the Option may be exercised as to 100% of the shares over which the Option was granted between one and ten years from the date it was granted in cumulative installments as follows:


                                                   Cumulative percentage of
              On or after each of                shares with respect to which
              the following dates                  the Option is exercisable
              -------------------                  -------------------------
          On the first year anniversary
               from grant date                       ________ Shares
       Additional shares for each month
        of service beyond twelve months              ________ Shares

         (b) The Option shall terminate at the close of business on the tenth anniversary of this Agreement, or such shorter period as is prescribed herein.

         3. EXERCISE OF OPTION AFTER DEATH OR TERMINATION OF EMPLOYMENT. The Option shall terminate and may no longer be exercised if Employee ceases to be employed by the Company or its subsidiaries, except that:

         (a) If Employee's employment shall be terminated for any reason, voluntary or involuntary, other than death or disability (as set forth in Section 3(c) below) or as a result of Employee's gross and willful misconduct, Employee may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Employee on the date of the termination of Employee's employment; and

         (b) If Employee's employment is terminated as a result of Employee's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

         (c) If Employee dies in the employ of the Company or a subsidiary or within three (3) months after the termination of such employment for any reason other than Employee's gross and willful misconduct, or Employee's employment is terminated because Employee has become disabled (within the meaning of Code Section 22(e)(3)) while in the employ of the Company or a subsidiary, the Option may, within twelve (12) months after Employee's death or the date of termination for such disability, be exercised to the extent that Employee was entitled to exercise the Option on the date of Employee's death or termination of employment, if earlier, by Employee or Employee's personal representatives, if applicable, or by the person or persons to whom Employee's rights under the Option pass by will or by the applicable laws of descent and distribution; PROVIDED, HOWEVER, that the Option may not be exercised to any extent by anyone after the termination date of the Option.

         4. INVESTMENT REPRESENTATION. Employee hereby represents and agrees that any shares of stock which Employee may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933, as amended. Employee acknowledges that at the time of acquisition, the issuance of such shares will not be registered under either the federal or applicable state securities laws, and that the Company will be relying upon the foregoing investment representation in agreeing to issue such shares to Employee. Employee acknowledges that, under the terms of the Plan, the exercise of the Option or any portion of the Option shall only be effective at such time that the sale of shares of the

Company's common stock pursuant to such exercise will not violate any domestic or foreign securities laws or other laws. Employee further acknowledges that the transferability of such certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

         5. METHOD OF EXERCISE OF OPTION. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office in Minneapolis, Minnesota. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made by cash, check, bank draft or money order payable to the Company.

         6.       MISCELLANEOUS.

         (a) The Option is issued pursuant to the Adaytum Software, Inc. 1999 Stock Option Plan and is subject to its terms.

         (b) The Option has been granted to Employee as a purely discretionary benefit and shall not form part of Employee's salary or entitle Employee to receive similar option grants in the future.

         (c) This Agreement shall not confer on Employee any right with respect to continuance of employment with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such employment at any time.

         (d) Neither Employee nor Employee's legal representative, legatees or distributees, as the case may be, will be or will be deemed to be, or will have or be deemed to have any rights as, the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid in full.

         (e) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 3(c), and during Employee's lifetime the Option is exercisable only by Employee.

         (f) If there shall be any change in the Company's common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to the Option in order to prevent dilution or enlargement of the option rights granted hereunder. Such adjustments shall include, where appropriate, changes in the number of shares and the price per share subject to the outstanding Option.

         (g) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this Agreement.

         (h) If Employee shall dispose of any of the shares of stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Employee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. Employee acknowledges that, under current federal income tax law, disposal of shares of during such time period may invalidate the incentive stock option status of the Option.

         IN WITNESS WHEREOF, the Company and Employee have executed this Agreement on the date set forth in the first paragraph.

                                      ADAYTUM SOFTWARE, INC.

                                      -----------------------------------
                                       J. D. "Guy" Haddleton

                                      Chief Executive Officer

                                      EMPLOYEE

                                      -----------------------------------


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

                             ADAYTUM SOFTWARE, INC.
                      NON-INCENTIVE STOCK OPTION AGREEMENT
                                 (U.S. DIRECTOR)

         THIS OPTION AGREEMENT is made and entered into this day of , 2000, between ADAYTUM SOFTWARE, INC., a Delaware corporation (the "Company"), and ___________________, an individual residing in ______________, who is a member of the Board of Directors of the Company ("Director").

         WHEREAS, the Company, pursuant to the Adaytum Software, Inc. 1999 Stock Option Plan (the "Plan"), wishes to grant this stock option to Director;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Director hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Director, on the date set forth above, the right and option (hereinafter called "the Option") to purchase all or any part of an aggregate of ___________ shares of the Company's common at the option price of US$_________ per share (the "Option Price"), on the terms and conditions set forth in this Agreement and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Option has not been approved by the Inland Revenue.

         2.       VESTING OF OPTION RIGHTS; EXERCISE.

         (a) Except as otherwise provided in Section 3 of this Agreement, the Option may be exercised by Director in cumulative installments as follows:

                                              Cumulative percentage of
       On or after each of                     shares with respect to
       the following dates                 which the Option is exercisable
       -------------------------------------------------------------------

         --------------                               ---------
         --------------                               ---------
         --------------                               ---------

         (b) The Option shall terminate at the close of business on the tenth anniversary of this Agreement, or such shorter period as is prescribed herein.

         3. EFFECT OF DEPARTURE FROM THE BOARD OF DIRECTORS. The Option shall terminate and may no longer be exercised if Director ceases to serve as a director of the Company or its subsidiaries for any reason, except that:

         (a) Director shall have the right to exercise the Option at any time within one (1) month after the date on which Director shall have ceased to serve as a director to the extent of the full number of shares Director was entitled to purchase under the Option on such date, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

         (b) If Director shall die during his or her tenure as a director of the Company or within one (1) month after ceasing to serve as a director, and Director shall not have fully exercised the Option, the Option may be exercised at any time within twelve (12) months after Director's death or date of ceasing to serve as a director, by Director, personal representatives or administrators, or guardians of Director, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Director was entitled to purchase under the Option on the date of death or ceasing to serve as a director, if earlier, and subject to the condition that the Option shall not be exercisable after the expiration of the term of the Option.

         4. INVESTMENT REPRESENTATION. Director hereby represents and agrees that any shares of stock which Director may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933, as amended. Director acknowledges that, under the terms of the Plan, the exercise of the Option or any portion of the Option shall only be effective at such time that the sale of shares of the Company's common stock pursuant to such exercise will not violate any state or federal securities laws or other laws. Director further acknowledges that at the time of acquisition, the issuance of such shares will not be registered under either the federal or applicable state securities laws, and that the Company will be relying upon the foregoing investment representation in agreeing to issue such shares to Director. Director further acknowledges that the transferability of such shares will be subject to restrictions imposed by all applicable securities laws and agrees that the certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

         5. METHOD OF EXERCISE OF OPTION. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office in Minneapolis, Minnesota. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made by cash, check, bank draft or money order payable to the Company.

         6.       MISCELLANEOUS.

         (a) The Option is issued pursuant to the Adaytum Software, Inc. 1999 Stock Option Plan and is subject to its terms.

         (b) The Option has been granted to Director as a purely discretionary benefit and shall not entitle Director to receive similar option grants in the future.

         (c) This Agreement shall not confer on Director any right of employment with, or continuance of service as a director of, the Company or any subsidiary of the Company.

         (d) Neither Director nor Director's legal representative, legatees or distributees, as the case may be, will be or will be deemed to be, or will have or be deemed to have any rights as, the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid in full.

         (e) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Section 3(b) above, and during Director's lifetime the Option is exercisable only by Director.

         (f) If there shall be any change in the Company's common stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, appropriate adjustments in the Option Price and the number of shares subject to the Option shall be made by the Company to prevent dilution or enlargement of Director's Option rights. Such adjustments shall include, where appropriate, changes in the number of shares and the price per share subject to the outstanding Option.

         (g) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                      ADAYTUM SOFTWARE, INC.

                                      Name:
                                      Title:

                                      DIRECTOR:

                                      Name:

                             ADAYTUM SOFTWARE, INC.
                      NON-INCENTIVE STOCK OPTION AGREEMENT
                                (U.S. CONSULTANT)

         THIS OPTION AGREEMENT is made and entered into this      day of
         , 2000, between ADAYTUM SOFTWARE, INC., a Delaware corporation (the "Company"), and ___________________, an individual residing in ______________
("Consultant"), who has been engaged as a consultant to __________________, a subsidiary of the Company (the "Subsidiary").

         WHEREAS, the Company, pursuant to the Adaytum Software, Inc. 1999 Stock Option Plan (the "Plan"), wishes to grant this stock option to Consultant;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Consultant hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Consultant, on the date set forth above, the right and option (hereinafter called "the Option") to purchase all or any part of an aggregate of ___________ shares of the Company's common at the option price of US$_________ per share (the "Option Price"), on the terms and conditions set forth in this Agreement and in the Plan. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code").

         2.       VESTING OF OPTION RIGHTS.

         (a) Except as otherwise provided in Section 3 of this Agreement, the Option may be exercised by Employee __________________________________.

         (b) The Option shall terminate at the close of business on the tenth anniversary of this Agreement, or such shorter period as is prescribed herein.

         3. EXERCISE OF OPTION AFTER DEATH OR TERMINATION OF ENGAGEMENT. The Option shall terminate and may no longer be exercised if Consultant ceases to be engaged by the Company or its subsidiaries, except that:
         (a) If Consultant's consulting engagement with the Company shall be terminated for any reason, voluntary or involuntary, other than death or disability (as set forth in Section 3(c) below) or as a result of Consultant's gross and willful misconduct, Consultant may at any time within a period of three (3) months after such termination exercise the Option to the extent the Option was exercisable by Consultant on the date of the termination of Consultant's consulting engagement with the Company; and


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         (b)      If the Company terminates Consultant's consulting engagement as a result of Consultant's gross and willful misconduct, including but not limited to wrongful appropriation of funds or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct; and

         (c) If Consultant dies during his or her consulting engagement with the Company or the Subsidiary or within three (3) months after the termination of such engagement for any reason other than Consultant's gross and willful misconduct, or such consulting engagement is terminated because Consultant has become disabled (within the meaning of Code Section 22(e)(3)) during such consulting engagement, the Option may, within twelve (12) months after Consultant's death or the date of termination for such disability, be exercised to the extent that Consultant was entitled to exercise the Option on the date of Consultant's death or termination of the consulting engagement, if earlier, by Consultant or Consultant's personal representatives, if applicable, or by the person or persons to whom Consultant's rights under the Option pass by will or by the applicable laws of descent and distribution;

PROVIDED, HOWEVER, that the Option may not be exercised to any extent by anyone after the termination date of the Option.

         4. INVESTMENT REPRESENTATION. Consultant hereby represents and agrees that any shares of stock which Consultant may acquire pursuant to the exercise of the Option will be acquired for long-term investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933, as amended. Consultant acknowledges that at the time of acquisition, the issuance of such shares will not be registered under either the federal or applicable state securities laws, and that the Company will be relying upon the foregoing investment representation in agreeing to issue such shares to Consultant. Consultant acknowledges that, under the terms of the Plan, the exercise of the Option or any portion of the Option shall only be effective at such time that the sale of shares of the Company's common stock pursuant to such exercise will not violate any state or federal securities laws or other laws. Consultant further acknowledges that the transferability of such shares will be subject to restrictions imposed by all applicable securities laws and agrees that the certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

         5. METHOD OF EXERCISE OF OPTION. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office in Minneapolis, Minnesota. The notice shall set forth the number of shares as to which the Option is being exercised and shall be accompanied by payment of the purchase price. Payment of the purchase price shall be made by cash, check, bank draft or money order payable to the Company.

         6.       MISCELLANEOUS.

         (a) The Option is issued pursuant to the Adaytum Software, Inc. 1999 Stock Option Plan and is subject to its terms.


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         (b)      The Option has been granted to Consultant as a purely
discretionary benefit and shall not entitle Consultant to receive similar option grants in the future.

         (c) This Agreement shall not confer on Consultant any right with respect to continuance of his or her consulting engagement with the Company or any subsidiary of the Company, nor will it interfere in any way with the right of the Company to terminate such consulting engagement at any time.

         (d) Neither Consultant nor his or her legal representative, legatees or distributees, as the case may be, will be or will be deemed to be the holder of any shares subject to the Option unless and until the Option has been exercised and the purchase price of the shares purchased has been paid.

         (e) The Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in Subsection 3(c) above, and during Consultant's lifetime the Option is exercisable only by Consultant.

         (f) If there shall be any change in the Company's common stock through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the Option shall then be unexercised and not yet expired, appropriate adjustments in the Option Price and the number of shares subject to the Option shall be made by the Company to prevent dilution or enlargement of Consultant's Option rights. Such adjustments shall include, where appropriate, changes in the number of shares and the price per share subject to the outstanding Option.

         (g) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's common stock as will be sufficient to satisfy the requirements of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                      ADAYTUM SOFTWARE, INC.

                                      Name:
                                      Title:

                                      CONSULTANT

                                      Name:


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